EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADDED BY SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, James R. Reske, Executive Vice President, Chief Financial Officer and Treasurer of First Commonwealth Financial Corporation (“First Commonwealth”), certify that the Annual Report of First Commonwealth on Form 10-K for the period ended December 31, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of First Commonwealth at the end of such period and the results of operations of First Commonwealth for such period.

DATED: February 29, 2016	/S/ James R. Reske
James R. Reske
Executive Vice President, Chief Financial Officer and Treasurer